UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 14, 2008

Capital One Funding, LLC

as Depositor on behalf of

Capital One Master Trust

(Exact name of registrant as specified in its charter)

Virginia	00–25762	54–2058720
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Mail Stop: 12017-0500 140 East Shore Drive, Room 1071-B, Glen Allen, Virginia		23059
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(804) 290-6959

(Former name or former address, if changed since last report):

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

The July 2008 monthly Certificateholder’s Statements to investors were distributed August 12, 2008.

Item 9.01.                                        Exhibits

The following are filed as exhibits to this Report under Exhibit 20:

20.1         July 2008  Performance Summary

20.2         Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of July 2008

20.3         Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of July 2008

20.4         Performance Summary

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

By:	CAPITAL ONE FUNDING, LLC, as Depositor

By:	/s/ Pam Koch
Name:	Pam Koch
Title:	Vice President, Accounting

Date: August 14, 2008

3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8–K

CAPITAL ONE FUNDING, LLC, as Depositor

CAPITAL ONE MASTER TRUST

CAPITAL ONE BANK (USA), N.A.

(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit
Number	Exhibits

20.1	July 2008 Performance Summary

20.2	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of July 2008

20.3	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of July 2008

20.4	Performance Summary